ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

MAP II (HR-10)

Supplement Dated January 17, 2013 to the Contract Prospectus
dated April 30, 2012

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus.

Please read it carefully and keep it with your Contract Prospectus for future reference.

NOTICE OF AND IMPORTANT INFORMATION REGARDING
AN UPCOMING FUND REORGANIZATION

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the ING UBS U.S. Large Cap Equity Portfolio.

The Board of Directors of ING Partners, Inc. approved a proposal to reorganize certain funds. Subject to shareholder approval, effective on or about March 23, 2013 (the “Reorganization Effective Date”), the ING UBS U.S. Large Cap
Equity Portfolio (the “Merging Fund”) will be reorganized and will merge with and into the ING Growth and
Income Portfolio (the “Surviving Fund”).

· Prior to the Reorganization Effective Date, you may transfer amounts allocated to the subaccount that invests in the Merging Fund to any other available subaccount or to any available fixed interest option. See the
“TRANSFERS” section of your Contract Prospectus for information about making subaccount transfers, including applicable restrictions and limits on transfers.
· On the Reorganization Effective Date, your investment in the subaccount that invests in the Merging Fund will automatically become an investment in the subaccount that invests in the Surviving Fund with an equal total net asset value.
· Unless you provide us with alternative allocation instructions, after the Reorganization Effective Date all allocations directed to the subaccount that invests in the Merging Fund will be automatically allocated to the subaccount that invests in the Surviving Fund. You may give us alternative allocation instructions at any time by contacting us at: ING, USFS Customer Service, Defined Contribution Administration, P.O. Box 990063,
Hartford, CT 06199-0063, 1-800-262-3862.
· After the Reorganization Effective Date, the Merging Fund will no longer exist and all references to it in the
Contract Prospectus will be replaced by the Surviving Fund.
· The minimum and maximum “Total Annual Fund Operating Expenses” shown in the Contract Prospectus will not change as a result of the upcoming fund reorganizations. Consequently, there will be no change to the “Fund
Fees and Expenses Examples” shown in the Contract Prospectus.
· You will not incur any fees or charges or any tax liability because of the upcoming fund reorganizations.
· Information about the investment adviser/subadviser and the investment objective(s) of the Surviving Fund can be found in an appendix to your Contract Prospectus.

X.75980-12	A	Page 1	January 2013

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting your local representative or by writing or calling the Company at:
ING
USFS Customer Service
Defined Contribution Administration
P.O. Box 990063
Hartford, CT 06199-0063
1-800-262-3862

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.75980-12A	Page 2	January 2013